SECURITIES AND EXCHANGE COMMISSION

                              WASHINGTON, DC 20549

                               ------------------


                                    FORM 8-K


                           CURRENT REPORT PURSUANT TO
                           SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


       Date of report (Date of earliest event reported): September 16, 1997
                                                         -----------------



                       First Washington Realty Trust, Inc.
                       -----------------------------------
                          (Exact Name of Registrant as
                              Specified in Charter)




   Maryland                         0-25230                    52-1879972
---------------              -----------------------       -------------------
(State or Other              (Commission File Number)        (IRS Employer
Jurisdiction of                                            Identification No.)
Incorporation)



                             4350 East-West Highway
                                    Suite 400
                            Bethesda, Maryland 20814
                            ------------------------
                              (Address of Principal
                               Executive Offices)


                                 (301) 907-7800
                          ----------------------------
                             (Registrant's telephone
                          number, including area code)

Item 7.  Financial Statements, Pro Forma Financial Statements and Exhibits

(c)  Exhibits

1.   Underwriting  Agreement  dated  September  16,  1997,  which is being filed
     pursuant  to  Regulation   S-K,  Item   601(b)(1)  as  an  exhibit  to  the
     Registrant's Registration Statement on Form S-3, file no. 333-24017.

5.   Opinion  of Ballard  Spahr  Andrews  and  Ingersoll,  which is being  filed
     pursuant  to  Regulation   S-K,  Item   601(b)(5)  as  an  exhibit  to  the
     Registrant's Registration Statement on Form S-3, file no. 333-24017.

8. Opinion of Latham & Watkins, which is being filed pursuant to Regulation S-K, Item 601(b)(8) as an exhibit to the Registrant's Registration Statement on Form S-3, file no. 333-24017.

                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                             First Washington Realty Trust, Inc.



                                             By:  /s/ Jeffrey S. Distenfeld
                                                  ------------------------------
                                                  Jeffrey S. Distenfeld
                                                  Senior Vice President,
                                                  General Counsel




Date:  September 19, 1997